VAN KAMPEN FOCUS PORTFOLIOS, MUNICIPAL SERIES 388
               FLORIDA INSURED MUNICIPALS INCOME TRUST, SERIES 132
              NEW YORK INSURED MUNICIPALS INCOME TRUST, SERIES 154

                SUPPLEMENT TO THE PROSPECTUS DATED JULY 18, 2002

         Notwithstanding anything to the contrary in the prospectus, SWS Securities Inc. purchased 100 Units of each Trust set forth above from the Sponsor as an Underwriter on the Date of Deposit.

Supplement Dated:  August 7, 2002